SEI INSTITUTIONAL INVESTMENTS TRUST

Emerging Markets Equity Fund
(the "Fund")

Supplement Dated July 27, 2020
to the Prospectus dated September 30, 2019, as restated March 18, 2020 and as amended on March 30, 2020,
April 3, 2020, April 23, 2020, May 22, 2020, June 5, 2020, June 15, 2020 and June 30, 2020

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Investment Strategy for the Fund

In the Fund Summary for the Fund, under the heading titled "Principal Investment Strategies," the first paragraph thereunder is hereby deleted and replaced with the following:

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market issuers. Equity securities may include common stocks, preferred stocks, warrants, participation notes and depositary receipts. The Fund normally maintains investments in at least six emerging market countries, however, it may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. Due to the size of its economy relative to other emerging market countries, it is expected that China will generally constitute a significant exposure in the Fund. Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing frontier or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

There are no other changes to the Investment Strategy of the Fund.

Change in Principal Risks for the Fund

In the Fund Summary for the Fund, under the heading titled "Principal Risks," the following text is hereby added as the third and fourth principal risks:

Country Concentration Risk—The Fund's concentration of its assets in issuers located in a single country or a limited number of countries will increase the impact of, and potential losses associated with, the risks set forth in the Foreign Investment/Emerging and Frontier Markets Risk.

Risk of Investing in China—Because China is an emerging market that may be subject to considerable government intervention and varying degrees of economic, political and social instability, such investments may be subject to greater risk of stock market, interest rate, and currency fluctuations, as well as inflation.

There are no other changes to the Principal Risks of the Fund.

Change in the "More Information About Risks" Disclosure

In the section titled "More Information About Risks," under the sub-section titled "More Information About Principal Risks," each of the following paragraphs are hereby added in the appropriate alphabetical order thereof:

Country Concentration—A Fund's concentration of its assets in issuers located in a single country or a limited number of countries will increase the impact of, and potential losses associated with, the risks set forth in Foreign Investment/Emerging and Frontier Markets.

Risk of Investing in China—China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. Internal social unrest or confrontations with other neighboring countries could have a significant impact on the economy of China. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. There also is no guarantee that the Chinese government will not revert from its current open-market economy to an economic policy of central planning. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund, U.S. authorities and regulators to obtain or enforce a judgment in a Chinese court.

There are no other changes to the "More Information About Principal Risks" disclosure of the Fund.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1301 (7/20)

SEI INSTITUTIONAL INVESTMENTS TRUST

Emerging Markets Equity Fund
(the "Fund")

Supplement Dated July 27, 2020
to the Statement of Additional Information ("SAI") dated September 30, 2019, as amended on
December 13, 2019, December 20, 2019, March 30, 2020, April 3, 2020, April 24, 2020,
May 22, 2020, June 5, 2020, June 15, 2020 and June 30, 2020

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

Change to the Investment Strategy of the Fund

In the section titled "Investment Objectives and Policies," under the heading titled "Emerging Markets Equity Fund," the second paragraph thereunder is hereby deleted and replaced with the following:

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market issuers. Equity securities may include common stocks, preferred stocks, warrants, participation notes and depositary receipts. The Fund normally maintains investments in at least six emerging market countries, however, it may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. Due to the size of its economy relative to other emerging market countries, it is expected that China will generally constitute a significant exposure in the Fund. Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing frontier or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

There are no other changes to the Investment Strategy of the Fund.

Change to the Description of Permitted Investments and Risk Factors

In the section titled "Description of Permitted Investments and Risk Factors," the following text is hereby added in the appropriate alphabetical order thereof:

COUNTRY CONCENTRATION—A Fund's concentration of its assets in issuers located in a single country or a limited number of countries will increase the impact of, and potential losses associated with, the risks set forth in Foreign Securities and Emerging and Frontier Markets.

There are no other changes to the Description of Permitted Investments and Risk Factors for the Fund.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1302 (7/20)